                                                                  EXHIBIT (n)(7)

                               AMENDED SCHEDULE A

                                     TO THE

                   MULTIPLE CLASS PLAN PURSUANT TO RULE 18f-3

                                       FOR

                                ING EQUITY TRUST

                                                              CLASSES OF SHARES
FUNDS                                                    A     B     C       I    Q
=====                                                   ===   ===   ===     ===  ===
ING Convertible Fund                                     X     X     X      N/A   X
ING Disciplined LargeCap Fund                            X     X     X       X   N/A
ING Equity and Bond Fund                                 X     X     X      N/A   X
ING Financial Services Fund                              X     X     X      N/A  N/A
ING Growth Opportunities Fund                            X     X     X       X    X
ING LargeCap Growth Fund                                 X     X     X       X    X
ING LargeCap Value Fund                                  X     X     X       X   N/A
ING MidCap Value Fund                                    X     X     X      N/A   X
ING MidCap Opportunities Fund                            X     X     X       X    X
ING Principal Protection Fund                            X     X     X      N/A   X
ING Principal Protection Fund II                         X     X     X      N/A   X
ING Principal Protection Fund III                        X     X     X      N/A   X
ING Principal Protection Fund IV                         X     X     X      N/A   X
ING Principal Protection Fund V                          X     X     X      N/A  N/A
ING Principal Protection Fund VI                         X     X     X      N/A   X
ING Principal Protection Fund VII                        X     X     X      N/A  N/A
ING Principal Protection Fund VIII                       X     X     X      N/A  N/A
ING Principal Protection Fund IX                         X     X     X      N/A  N/A
ING Principal Protection Fund X                          X     X     X      N/A  N/A
ING Principal Protection Fund XI                         X     X     X      N/A  N/A
ING Real Estate Fund                                     X     X     X       X    X
ING SmallCap Opportunities Fund                          X     X     X       X    X
ING SmallCap Value Fund                                  X     X     X       X    X
ING Tax Efficient Equity Fund                            X     X     X      N/A  N/A